Exhibit 99.1

Sadot Group Inc. Reports Top Line Revenue Over $53 Million for July 2023

Fort Worth, Texas, August 15, 2023 (ACCESSWIRE) – Sadot Group Inc. (Nasdaq: SDOT) (the “Sadot Group” or the “Company”), an emerging player in the global food supply chain sector, today announced that it has achieved top line revenue of over $53 million for the month of July 2023. This announcement marks the ninth consecutive month in which top line revenue has exceeded $45 million and comes on the heels of the Company’s first ever profitable quarter.

“Since our pivot to the global agri-foods sector nine months ago, our Company has undergone substantial changes in all facets of our business, including operational verticals, business strategy and geographical areas of operations,” said Sadot Group CEO, Michael Roper. “July’s top line results underscores the continuing performance of this strategy. In August, we will be adding our first trades from our newly-formed subsidiary, Sadot Latam LLC.”

Earlier in July, the Company announced that it changed the Company name from Muscle Maker Inc. to the Sadot Group Inc., now trading under the symbol SDOT on Nasdaq.

The preliminary, unaudited financial results included in this press release are based on information available as of July 31, 2023, and management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this press release and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results.

About Sadot Group Inc.

Sadot Group Inc., formerly known as Muscle Maker Inc., has rapidly established itself as an emerging player in the global food supply chain. Sadot provides innovative and sustainable supply chain solutions that address the world’s growing food security challenges.

The Sadot Group connects producers and consumers across the globe, sourcing agri-commodity products from producing geographies such as the Americas, Africa and the Black Sea and delivering to markets in Southeast Asia, China and the Middle East/North Africa region.

The Sadot Group currently operates within three key verticals of the global food supply chain including 1) global agri-commodity origination and trading operations for food/feed products such as soybean meal, wheat and corn, 2) farm operations producing grains and tree crops in Southern Africa, and 3) food service operations with 47 restaurants across the U.S. and Kuwait.

The Sadot Group is headquartered in Ft. Worth, Texas with subsidiary operations in Miami, Dubai, Singapore, Kyiv and Zambia. The Company continues to grow in size, diversity of operations, as well as in human and financial capital, but the principles that guided the Company remain the same - sourcing and providing healthier foods. For more information please visit www.sadotgroupinc.com.

Forward-Looking Statements

This press release may include “forward-looking statements” pursuant to the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. To the extent that the information presented in this press release discusses financial projections, information, or expectations about our business plans, results of operations, products, or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as “should”, “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” and “proposes.” Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” and elsewhere in documents that we file from time to time with the SEC. Forward-looking statements speak only as of the date of the document in which they are contained, and Sadot Group, Inc., does not undertake any duty to update any forward-looking statements except as may be required by law.